                                                       CASH FLOWS   PAGE 1 OF  2


CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: APRIL 1, 2003 THROUGH APRIL 30, 2003
Accrual Period: April 15, 2003 through May 14, 2003
DISTRIBUTION DATE: MAY 15, 2003

                                                               TRUST               SERIES           SERIES          SERIES
                                                               TOTALS              1996-1           1998-1          1999-2
                                                         -------------------  -------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                              46,644,309.22 *      2,896,604.53    2,896,604.53    3,475,925.44
Principal Collections from Seller                                      0.00 *              0.00            0.00            0.00
Investment Income on Accounts                                     38,867.28            4,715.98        4,719.35        5,696.75
Balances in Principal Funding Accounts                                 0.00                0.00            0.00            0.00
Balances in Reserve Fund Accounts                             12,603,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                    0.00                0.00            0.00            0.00
Balance in Yield Supplement Accounts                          14,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Other Adjustments                                                      0.00                0.00            0.00            0.00
                                                         -------------------  -------------------------------------------------
                   Total Available                            73,690,676.50        6,651,320.51    6,651,323.88    7,981,622.18
                                                         ===================  =================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders        9,306,574.99          602,083.33      579,166.67      720,000.00
Principal Due to Note/Certificateholders                               0.00                0.00            0.00            0.00
Principal to Funding Account                                           0.00                0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                       12,603,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                              0.00                0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                   14,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Yield Supplement  & Reserve Account to Seller                          0.00 *              0.00            0.00            0.00
Service Fees to Seller                                         7,121,712.45 *        416,666.67      416,666.67      500,000.00
Defaulted Amounts to Seller                                      124,426.09 *          7,679.67        7,679.67        9,215.61
Excess Collections to Seller                                  30,130,462.97 *      1,874,890.84    1,897,810.87    2,252,406.57
Excess Funding Account Balance to Seller                               0.00 *              0.00            0.00            0.00
                                                         -------------------  -------------------------------------------------
                 TOTAL DISBURSEMENTS                          73,690,676.50        6,651,320.51    6,651,323.88    7,981,622.18
                                                         ===================  =================================================
                        Proof                                          0.00                0.00            0.00            0.00
                                                         ===================  =================================================



                                                           SERIES           SERIES          SERIES           DCMOT
                                                           2000-B           2000-C          2001-A           2002-A
                                                         ---------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                         2,902,397.74     2,896,604.53    5,793,209.06     11,459,094.84
Principal Collections from Seller                                0.00             0.00            0.00              0.00
Investment Income on Accounts                                4,722.60         4,713.28        9,431.35          2,163.55
Balances in Principal Funding Accounts                           0.00             0.00            0.00              0.00
Balances in Reserve Fund Accounts                        1,753,500.00     1,750,000.00    3,500,000.00              0.00
Balances in Excess Funding Accounts                              0.00             0.00            0.00              0.00
Balance in Yield Supplement Accounts                     2,004,000.00     2,000,000.00    4,000,000.00              0.00
Other Adjustments                                                0.00             0.00            0.00              0.00
                                                         ---------------------------------------------------------------
                   Total Available                       6,664,620.34     6,651,317.81   13,302,640.41     11,461,258.39
                                                         ===============================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders    580,325.00       575,000.00    1,145,833.33      2,283,333.33
Principal Due to Note/Certificateholders                         0.00             0.00            0.00              0.00
Principal to Funding Account                                     0.00             0.00            0.00              0.00
Move Funds to the Reserve Fund Accounts                  1,753,500.00     1,750,000.00    3,500,000.00              0.00
Move Funds to the Excess Funding Accounts                        0.00             0.00            0.00              0.00
Move Funds to the Yield Supplement Accounts              2,004,000.00     2,000,000.00    4,000,000.00              0.00
Yield Supplement  & Reserve Account to Seller                    0.00             0.00            0.00              0.00
Service Fees to Seller                                     417,500.00       416,666.67      833,333.33      1,831,501.83
Defaulted Amounts to Seller                                  7,695.03         7,679.67       15,359.35         30,718.70
Excess Collections to Seller                             1,901,600.31     1,901,971.47    3,808,114.40      7,315,704.53
Excess Funding Account Balance to Seller                         0.00             0.00            0.00              0.00
                                                         ---------------------------------------------------------------
                 TOTAL DISBURSEMENTS                     6,664,620.34     6,651,317.81   13,302,640.41     11,461,258.39
                                                         ===============================================================
                        Proof                                    0.00             0.00            0.00              0.00
                                                         ===============================================================



 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :
                                          (232,292.29)


TO:  JOHN BOBKO/ROBERT GRUENFEL            PAUL GEKIERE
     THE BANK OF NEW YORK                  DAIMLERCHRYSLER
     (212) 815-4389/8325                   (248) 512-2758

         DCMOT             DCMOT
         2002-B            2003-A             OTHER
-----------------------------------------------------

      5,729,547.42      8,594,321.13            0.00
              0.00              0.00
          1,081.77          1,622.66
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00            0.00
-----------------------------------------------------
      5,730,629.19      8,595,943.79            0.00
=====================================================


      1,120,833.33      1,700,000.00

              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
        915,750.92      1,373,626.37
         15,359.35         23,039.02
      3,678,685.60      5,499,278.40            0.00
              0.00              0.00
-----------------------------------------------------
      5,730,629.19      8,595,943.79            0.00
=====================================================
              0.00              0.00            0.00
=====================================================





--------------------------------------------------------------------------------
 INSTRUCTIONS TO BANK OF NEW YORK
      1. Receive funds from:

              Chrysler                                           $0.00
              Investment Income                              38,867.28
              Collection Account                          9,500,000.00 *
              Reserve & Yield Accounts                            0.00
              Balance in Excess Funding Account                   0.00
                                                         $9,538,867.28
      2. Distribute funds to:
              Series Note/Certificate Holders            $9,306,574.99
              Chrysler                                      232,292.29

              Trust Deposit Accounts                              0.00

                                                         $9,538,867.28

      3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.

--------------------------------------------------------------------------------